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                                                                    Exhibit 4.01

                             [FRONT OF CERTIFICATE]

                                     [LOGO]

NUMBER                          CLEARVIEW CINEMAS                         SHARES
                        WE BRING NEIGHBORS TO THE MOVIES

                                           SEE REVERSE FOR CERTAIN DEFINITIONS
                                                AND RESTRICTIONS ON TRANSFER

                                                              CUSIP NO. ________

                          Clearview Cinema Group, Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE OF Clearview Cinema Group, Inc. (hereinafter called the Corporation) transferable on the books of the Corporation or by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:

        By  /s/ Sueanne Hall Mayo        By  /s/  A. Dale Mayo
            -------------------------        --------------------------------
            Secretary                        Chairman of the Board, President
                                               and Chief Executive Officer

COUNTERSIGNED AND REGISTERED:
        THE BANK OF NEW YORK, A TRUST COMPANY
              (NEW YORK, NY)      TRANSFER AGENT
                                  AND REGISTRAR

BY  ______________________________
         AUTHORIZED SIGNATURE


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                            [REVERSE OF CERTIFICATE]

                          Clearview Cinema Group, Inc.

        The corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, limitations and relative, participating, optional or other special rights of the shares of each class authorized to be issued, the qualifications, limitations and restrictions of such preferences and rights, the variations in the relative rights and preferences between shares of any series of any authorized preferred class so far as they have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of any such preferred class.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  --  as tenants in common               UNIF GIFT MIN ACT --              Custodian
                                                                     ----------------------------------
                                                                     (Cust)                     (Minor)

TEN ENT  --  as tenants by the entireties                             under Uniform Gifts to Minors Act

JT TEN   --  as joint tenants with right                         Act
             of survivorship and not as                               ---------------------------------
             tenants in common                                                    (State)

             Additional abbreviations may also be used though not in the above list.

For value received,  _____________  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
______________________________________
______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________  shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_____________________________________________________________________ Attorney

                                       2


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to transfer the said shares on the books of the within-named stock savings bank with full power of substitution in the premises.

Dated  ______________         __________________________________________________
                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.